December 31, 2014 Equity Investor Presentation

2 Forward-Looking Statements Forward-Looking Statements In addition to historical information, this presentation includes forward-looking statements that reflect management’s current expectations for Farmer Mac’s future financial results, business prospects, and business developments. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Management’s expectations for Farmer Mac’s future necessarily involve a number of assumptions and estimates and the evaluation of risks and uncertainties. Various factors or events could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward-looking statements. Some of these factors are identified and discussed in Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 16, 2015, which is also available on Farmer Mac’s website (www.farmermac.com). In light of these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of December 31, 2014. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements to reflect any future events or circumstances, except as otherwise mandated by the SEC. No Offer or Solicitation of Securities This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2015 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac.

3 Non-GAAP Financial Measures This presentation is for general informational purposes only, is current only as of December 31, 2014, and should be read in conjunction with Farmer Mac’s Annual Report on Form 10-K. Farmer Mac uses core earnings, a non-GAAP financial measure, to measure corporate economic performance and develop financial plans because, in management's view, core earnings is a useful alternative measure in understanding Farmer Mac's economic performance, transaction economics, and business trends. Core earnings principally differs from net income attributable to common stockholders by excluding the effects of fair value accounting guidance, which are not expected to have a cumulative net impact on financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is generally expected. Core earnings also differs from net income attributable to common stockholders by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. Although the interest expense, realized gains, and tax benefits for 2014 related to the cash management and liquidity initiative are not expected to significantly affect Farmer Mac's earnings beyond 2014, these items are included as part of core earnings because they reflect Farmer Mac's economic financial performance and significantly contribute to cash profitability and retained earnings while the initiative is in effect. The inclusion of the effects of the cash management and liquidity initiative in core earnings is also consistent with the inclusion in core earnings of the investment portfolio losses recognized in 2008 and 2009 that generated the capital loss carryforwards related to the tax benefits recognized in 2014. In management's view, core earnings excluding items related to the cash management and liquidity initiative and the capital structure initiative is another useful alternative measure in understanding Farmer Mac's profitability because the measure excludes these shorter-term initiatives that are not expected to significantly affect Farmer Mac's financial performance beyond 2014. Farmer Mac believes that this alternative measure facilitates useful comparisons of financial performance between 2014 and to prior years when these initiatives were not in effect and therefore had no effect on Farmer Mac's financial performance. Core earnings excluding the indicated items principally differs from net income attributable to common stockholders by excluding the items discussed above that are also excluded from core earnings (primarily the effects of fair value accounting guidance and specified transactions that may not reflect Farmer Mac's economic financial performance) and then also excluding the effects of the cash management and liquidity initiative and the capital structure initiative. These non-GAAP financial measures may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP measures is intended to be supplemental in nature, and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP.

Table of Contents

- Overview and Highlights..........................5
- Business and Products.............................12
- Portfolio and Lines of Business.................15
- Financial Performance..............................23
- Funding and Risk Management.................27
- Appendix..31

4

Overview and Highlights

6 Farmer Mac Overview • Created in the 1980s to help prevent future agricultural credit crises – Provide a secondary market for agricultural and rural utilities credit – Broaden access and drive more efficient credit pricing – Reduce agricultural credit market volatility • Organized around four business segments: – Farm & Ranch – USDA Guarantees – Rural Utilities – Institutional Credit • Provide diverse product suite to lenders – Loan Purchases – Credit Guarantees – Wholesale Financing TIMELINE 1987 – Farmer Mac initially chartered by Congress as an instrumentality of the United States 1996 – First major charter revision and expansion of authority (e.g., direct loan purchases) 1999 – First listed on NYSE (AGM) 2008 – Second major charter revision and expansion of authority (Rural Utilities)

7 • Rigorous underwriting standards • Low delinquencies • Low cumulative historical credit losses Quality Assets • Directly financed through issuance of low-cost debt to capital markets • Issue debt at narrow, GSE spreads to U.S. Treasuries Funding Advantage • Robust worldwide demand for agricultural products • Increase market share through significant business development efforts • Increasing financial investment in agriculture leads to new wholesale financing opportunities Growth Prospects • Overhead / outstanding business volume ~ 23 bps • Outstanding business volume / total employees ~ $200 million per employee Operational Efficiency • Steady core earnings growth • Core earnings return on equity ~ 17% to 25% • Steady growth in common dividends Consistent Returns Investment Highlights

8 $9.1 $11.7 $11.3 $11.0 $10.0 $12.9 $16.5 $23.2 $11.2 $13.4 $11.8 $9.3 $12.6 $11.6 $15.3 $9.5 $0 $10 $20 $30 $40 $50 $60 2011 2012 2013 2014 Mil lion s Q4 Q3 Q2 Q1 Key Company Metrics – Core Earnings $42.9 $49.6 $54.9 $53.0 Core earnings for 2014 include the effects of the cash management and liquidity initiative implemented in the second quarter 2014, and the capital structure initiative under which Farmer Mac issued $150 million of preferred stock in advance of the planned March 30, 2015 redemption of all outstanding Farmer Mac II LLC preferred stock. Excluding these short-term initiatives, core earnings for Q1 2014, Q2 2014, Q3 2014, and Q4 2014 were $11.0 million, $13.4 million, $12.5 million, and $11.0 million, respectively. (1) (1)

9 Key Company Metrics – Outstanding Volume $4.4 $4.8 $5.2 $5.4 $5.1 $5.6 $6.0 $6.4 $1.5 $1.6 $1.7 $1.8 $0.9 $1.0 $1.1 $1.0 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2011 2012 2013 2014 B il li o n s Rural Utilities USDA Guarantees Institutional Credit Farm & Ranch $14.6 Note: Includes on- and off-balance sheet outstanding business volume As of Year-end $11.9 $13.0 $14.0

10 Key Company Metrics – 90-Day Delinquencies $40.6 $33.3 $28.3 $18.9 0.93% 0.70% 0.55% 0.35% 0.34% 0.26% 0.20% 0.13% 0.00% 0.50% 1.00% 1.50% $0 $20 $40 $60 $80 2011 2012 2013 2014 M il li o n s 90-day Delinquencies (Left Axis) % of Farm & Ranch Only (Right Axis) % of Total Portfolio (Right Axis)

11 $475 $519 $591 $766 $127 $145 $192 $345 $0 $50 $100 $150 $200 $250 $300 $350 $400 $0 $200 $400 $600 $800 2011 2012 2013 2014 M illio n s M il li o n s Core Capital (Left Axis) Excess Statutory Capital (Right Axis) Key Company Metrics – Capital Core capital defined as total equity less accumulated other comprehensive income Excess statutory capital defined as core capital less statutory minimum capital (1) (2) (1) (2) As of Year-end

Business and Products

13 Business Overview BORROWERS LOAN ORIGINATORS FARMER MAC Mortgage Lenders: • Community Banks • Farm Credit System • Mortgage Companies • Commercial Banks • Insurance Companies • Credit Unions Rural Utilities Cooperative Lenders: • National Rural Utilities Cooperative Finance Corporation • CoBank Farmers & Ranchers Rural Utilities Cooperatives Farm & Ranch Segment: Loans $2.5B Standbys / AMBS(1) Guar. $2.9B Total $5.4B USDA Guarantees Segment: USDA-guaranteed portions $1.8B of loans Rural Utilities Segment: Loans $1.0B 37% of Total 7% of Total 12% of Total Institutional Credit Segment: AgVantage Securities $4.7B 32% of Total 12% of Total Institutional Credit Segment: AgVantage Securities $1.7B (1) Agricultural mortgage-backed securities (AMBS)

14 PRODUCT TYPE FEATURES LINES OF BUSINESS Loan Purchases • Originator bank sells loans that are not good fit with its funding sources • Originator maintains field servicing • Frees capital for originator F & R USDA RU IC Total $2.5B 17% $1.8B 12% $1.0B 7% -- $5.3B 36% Wholesale Financing: • AgVantage • Originator retains loans; issues AgVantage securities • Attractive funding rates • Reduce capital risk weightings • Originator maintains borrower relationships -- -- -- $6.4B 44% $6.4B 44% Credit Protection: • Purchase Commitments / Security Guarantees • Reduce capital risk weightings • Originator maintains borrower relationships $2.9B 20% -- -- -- $2.9B 20% Total $5.4B $1.8B $1.0B $6.4B $14.6B Products and Features

Portfolio and Lines of Business

16 $2.7 $3.3 $3.5 $5.6 $6.0 $6.4 $3.1 $3.0 $2.9 $1.6 $1.7 $1.8 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2012 2013 2014 B ill io n s Loans AgVantage Standbys / Guar. USDA Guarantees (1) (2) Outstanding Business Volume • $14.6 billion total business volume – 4.6% annual growth • Lines of business ($ and % annual growth) – Farm & Ranch – $5.4B; +5% – USDA – $1.8B; +7% – Rural Utilities – $1.0B; -6% – Institutional Credit – $6.4B; +6% • Product types – Loan purchases • USDA-Guaranteed portions of loans are a distinct line of business – Loan financing • AgVantage securities – Loan guarantees • Standbys • AMBS Guarantees Product Type (1) Includes loans underlying consolidated AMBS (2) Includes off-balance sheet Farmer Mac Guaranteed AMBS $13.0 $14.0 $14.6

17 $1.7 $2.2 $2.5 $3.1 $3.0 $2.9 $0 $1 $2 $3 $4 $5 2012 2013 2014 B ill io n s Loans Standbys / Guarantees (1) (2) $4.8 $5.2 $5.4 Line of Business Focus: Farm & Ranch • Purchase or guarantee first lien mortgages on agricultural real estate – Loans (spread) • Purchase and retain eligible whole loans • Higher spreads; underwriting standards mitigate direct credit risk – Standbys / Guarantees (fees) • Issue purchase commitments (Standbys) for eligible loans • Guarantee scheduled payments on off-balance sheet AMBS Farm & Ranch by Product Type (1) Includes loans underlying consolidated AMBS (2) Includes off-balance sheet Farmer Mac Guaranteed AMBS Direct Credit Risk Portfolio

18 Line of Business Focus: Farm & Ranch Crops 55% Permanen t Plantings 17% Livestock 23% Part-time Farm / Rural Housing 3% Ag Storage and Processin g 2% Northwes t 10% Southwes t 32% Mid- North 35% Mid- South 12% Northeast 4% Southeast 7% December 31, 2014 Commodity Type Geography

19 Line of Business Focus: Rural Utilities • Work with rural utilities cooperative lenders (two eligible) • Rural utilities borrowers are local monopolies – Represent ~10% of U.S. electricity sales and retail customers – Have cost-plus pricing – Loans secured by a first lien on all assets, future revenues • Product types similar to Farm & Ranch (no Standbys at this time) $0 $1 2012 2013 2014 B ill io n s Rural Utilities Loans Includes loans underlying consolidated trusts $1.0 $1.1 $1.0 (1) (1)

20 Line of Business Focus: USDA Guarantees • U.S. Department of Agriculture guarantee on portions of private sector loans – Full faith and credit of U.S. government • Loan collateral – Farm real estate (FO) – Farm equipment (OL) – Rural business assets (BI) – Community facilities (CF) OL = operating line, FO = farm ownership, CF = community facility, BI = business & industry $0.2 $0.2 $0.2 $0.1 $0.1 $0.1 $1.2 $1.3 $1.4 $0.1 $0.1 $0.1 $0 $1 $2 2012 2013 2014 B ill io n s BI CF FO OL USDA Guarantees by Loan Type $1.6 $1.7 $1.8 Note:

21 Line of Business Focus: Institutional Credit • Finance lenders’ agricultural and rural utilities portfolios • Originator retains loans – AgVantage (spread and fees) • Buy general obligation securities issued by loan originators • Secured by pools of eligible loans $1.3 $1.5 $1.7 $4.3 $4.5 $4.7 $0 $2 $4 $6 $8 2012 2013 2014 B ill io n s Rural Utilities Farm & Ranch AgVantage Securities $5.6 $6.0 $6.4

22 Historical Credit Losses • Rural Utilities has not had any delinquencies or credit losses • USDA Guarantees and Institutional Credit have not had any credit losses • Farm & Ranch has cumulative losses of 0.15%, or approximately 1bp/year – Cumulative losses of $31 million – On $19.9 billion of cumulative originations -$2 $0 $2 $4 $6 $8 $10 $12 Net Loss / (G a in ) $ i n M il li o n s Loan Origination Year Part-Time Farm / Rural Housing Permanent Plantings Livestock Crops Ag Storage & Processing

Financial Performance

24 • Net effective spread of 83 bps, compared to 86 bps last year – Sequential decline mostly attributable to loss of $2.1 million in preferred dividend income resulting from the October 2014 redemption of CoBank preferred stock (2 bps); and – Double financing expense in Q1 2014 due to early recasting of certain assets (2 bps) and less cash interest (2 bps) • Core earnings of $53.0 million ($4.67 per diluted common share) – The decline is primarily attributable to the redemption of CoBank preferred stock • Total new business volume of $2.8 billion – Purchased $1.3 billion of AgVantage securities – Purchased $698 million of Farm & Ranch loans – Purchased $335 million of USDA securities – Net business volume growth of $647 million after repayments • Credit quality reflects the strength of the agricultural and rural utilities sectors – 90-day delinquencies of $18.9 million (0.35% of Farm & Ranch loans), down from $28.3 million (0.55% of Farm & Ranch loans) in 2013 • Regulatory capital level exceeds statutory minimum capital levels by $345 million, or 82% – Enhanced Farmer Mac’s Tier 1 capital position through the issuance of $150 million additional preferred stock during 2014 – Preferred stock issued in advance of the redemption of $250 million of Farmer Mac II LLC preferred stock and related Farm Asset Linked Capital Securities (“FALConS”) in March 2015 2014 Performance

Farmer Mac's Core Earnings History

	Core Earnings by Quarter Ended								
	Dec-14	Sep-14	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12
	(in thousands)								
Revenues:									
Net effective spread	$ 25,911	$ 27,238	$ 26,349	$ 23,702	$ 27,144	$ 25,781	$ 26,063	$ 26,263	$ 26,460
Guarantee and commitment fees	6,628	6,680	6,916	7,049	7,130	7,047	6,954	6,792	6,764
Other	(1,285)	(2,001)	(520)	(410)	427	(466)	3,274	187	393
Total revenues	31,254	31,917	32,745	30,341	34,701	32,361	36,291	33,242	33,617
Credit related (income)/expense:									
(Release of)/provisions for losses	(479)	(804)	(2,557)	674	12	(36)	(704)	1,176	1,157
REO operating expenses	48	1	59	2	3	35	259	126	47
Losses/(gains) on sale of REO	28	-	(168)	3	(26)	(39)	(1,124)	(47)	(629)
Total credit related (income)/expense	(403)	(803)	(2,666)	679	(11)	(40)	(1,569)	1,255	575
Operating expenses:									
Compensation and employee benefits	4,971	4,693	4,889	4,456	4,025	4,523	4,571	4,698	5,752
General and administrative	2,992	3,123	3,288	2,794	3,104	2,827	2,715	2,917	2,913
Regulatory fees	600	593	594	594	594	593	594	594	594
Total operating expenses	8,563	8,409	8,771	7,844	7,723	7,943	7,880	8,209	9,259
Net earnings	23,094	24,311	26,640	21,818	26,989	24,458	29,980	23,777	23,783
Income tax expense/(benefit)	4,858	6,327	(4,734)	4,334	5,279	6,263	7,007	6,081	5,914
Non-controlling interest	5,414	5,412	5,819	5,547	5,546	5,547	5,547	5,547	5,546
Preferred stock dividends	3,296	3,283	2,308	952	882	881	881	851	720
Core earnings	$ 9,526	$ 9,289	$ 23,247	$ 10,985	$ 15,282	$ 11,767	$ 16,545	$ 11,298	$ 11,603
Less the after-tax effects of:									
Cash Management and Liquidity Initiative	826	(985)	11,596	-	-	-	-	-	-
Capital Structure Initiative	(2,279)	(2,268)	(1,699)	(72)	-	-	-	-	-
Core earnings excluding indicated items[(1)]	$ 10,979	$ 12,542	$ 13,350	$ 11,057	$ 15,282	$ 11,767	$ 16,545	$ 11,298	$ 11,603

[(1)] See Appendix for reconciliation of GAAP net income attributable to common stockholders to core earnings and core earnings excluding indicated items

25

26 Summary Balance Sheets December 31, 2014 December 31, 2013 December 31, 2012 December 31, 2011 December 31, 2010 (in millions) Cash and cash equivalents $ 1,363.4 $ 749.3 $ 785.6 $ 817.0 $ 729.9 Investment securities 1,939.2 2,484.1 2,499.6 2,184.5 1,763.3 Farmer Mac Guaranteed Securities 5,453.9 5,091.6 4,766.3 4,289.3 2,907.3 USDA Securities 1,771.5 1,612.0 1,590.8 1,491.9 1,317.4 Total loans 3,525.9 3,200.1 2,741.2 2,904.4 2,568.4 Allowance for loan losses (5.8) (6.9) (11.4) (10.2) (9.8) Total loans, net of allowance 3,520.1 3,193.2 2,729.8 2,894.2 2,558.6 Other assets 239.7 231.6 250.1 206.6 203.4 Total assets $ 14,287.8 $ 13,361.8 $ 12,622.2 $ 11,883.5 $ 9,479.9 Notes payable $ 12,825.1 $ 12,340.0 $ 11,602.1 $ 10,192.8 $ 7,940.1 Reserve for losses 4.3 6.5 5.5 7.4 10.3 Other liabilities 676.6 440.8 421.6 1,128.8 1,050.6 Total liabilities 13,506.0 12,787.3 12,029.2 $11,329.0 9,001.0 Total stockholders’ equity 545.8 332.6 351.1 312.6 237.0 Non-controlling interest - preferred stock 236.0 241.9 241.9 241.9 241.9 Total equity 781.8 574.5 593.0 554.5 478.9 Total liabilities and equity $ 14,287.8 $ 13,361.8 $ 12,622.2 $ 11,883.5 $ 9,479.9

Funding and Risk Management

28 Funding • Finance asset purchases with proceeds of debt issuances – 20+ dealers – Match funding effectively locks in net spread • Debt securities trade at narrow spreads to comparable maturity Treasuries * As of February 27, 2015 • Farmer Mac’s debt securities carry privileges for certain holders – 20% capital risk weighting – Eligible collateral for Fed advances – Legal investments for federally supervised financial institutions Maturity (Years) 1 3 5 10 Spread to Treasury* 14 bps 17 bps 27 bps 63 bps

29 Interest Rate Risk • Match fund asset purchases with liabilities that have similar interest rate characteristics – Duration and convexity matching – Coupon type – Reset frequency • Manage prepayment risk on mortgages – Callable debt and bullet issuances across spectrum of maturities – Can adjust effective asset and debt coupon and duration characteristics through the use of interest rate swaps • Perform regular stress testing and disclose a variety of sensitivity measures – Duration Gap – Market Value of Equity (MVE) Sensitivity – Net Interest Income (NII) Sensitivity

30 Liquidity – Investment Portfolio • Farmer Mac maintains an investment portfolio to provide a back-up source of liquidity in excess of regulatory requirements – A minimum of 90 days of liquidity required by regulation • $3.3 billion investment portfolio at year-end – Cash and highly-rated investment securities – Conservative portfolio goals • Minimize exposure to market volatility • Preservation of capital • Ready access to cash – Provided 146 days of liquidity at year-end • Farmer Mac also has a $1.5 billion line of credit with the U.S. Treasury – Supports Farmer Mac’s guarantee obligations – Farmer Mac has never used this line of credit Cash & Equiv. 41% Guar. by GSEs and other U.S. Gov't Agencies 55% Corporate Debt Securities 1% Asset- Backed Securities 3% Liquidity Portfolio

Appendix

32 Key Company Metrics 2014 2013 2012 2011 (dollars in thousands, except per share amounts) Core Earnings $53,047 $54,892 $49,642 $42,907 Core Earnings per Diluted Share $4.67 $4.90 $4.51 $3.97 Net Effective Spread ($) $103,200 $105,251 $106,557 $89,419 Net Effective Spread (%) 0.83% 0.86% 0.95% 0.96% Guarantee & Commitment Fees $27,273 $27,922 $26,622 $28,090 Excess Regulatory Capital $344,968 $192,200 $145,000 $126,500 Common Stock Dividends per Share $0.56 $0.48 $0.40 $0.20 Outstanding Business Volume $14,597,758 $13,950,312 $13,015,188 $11,913,302 90-Day Delinquencies – Farm & Ranch 0.35% 0.55% 0.70% 0.93% Charge-Offs $86 $4,004 $2,501 $252 Book Value per Share $29.76 $26.68 $20.52 $17.19 Core Earnings Return on Equity 17% 22% 25% 25% Core earnings for 2014 include the effects of the cash management and liquidity initiative implemented in the second quarter 2014 and the capital structure initiative under which Farmer Mac issued $150 million of preferred stock in advance of the planned March 30, 2015 redemption of all outstanding Farmer Mac II LLC preferred stock. Excluding these short-term initiatives, core earnings for 2014 was $47.9 million, or $4.22 per diluted share. (1) (1)

33 Core Earnings & Core Earnings Excluding Indicated Items (Non-GAAP Measures) 2014 2013 2012 2011 Net effective spread: (in millions) Interest income $ 246.4 $ 255.8 $ 274.9 $ 281.4 Interest expense 143.2 150.5 168.3 192.0 Net effective spread 103.2 105.3 106.6 89.4 Non-interest income: Guarantee and commitment fees 27.3 27.9 26.6 28.1 Other (expense)/income (4.2) 3.4 1.4 1.2 Non-interest income 23.1 31.3 28.0 29.3 Non-interest expenses: (Release of)/provision for losses (3.2) (0.4) 1.9 (2.3) Compensation and employee benefits 19.0 17.8 19.2 17.9 General and administrative 12.2 11.6 11.1 9.7 Other non-interest expenses 2.4 2.4 2.4 3.9 Non-interest expense 30.4 31.4 34.6 29.2 Core earnings before income taxes 95.9 105.2 100.0 89.5 Income tax expense 10.8 24.6 25.3 21.5 Core earnings before preferred stock dividends 85.1 80.6 74.7 68.0 Preferred stock dividends (32.1) (25.7) (25.1) (25.1) Core earnings $ 53.0 $ 54.9 $ 49.6 $ 42.9 Less the after-tax effects of: Cash Management and Liquidity Initiative 11.4 -- -- -- Capital Structure Initiative (6.3) -- -- -- Core earnings excluding indicated items $ 47.9 $ 54.9 $ 49.6 $ 42.9

34 2014 2013 2012 2011 Net income attributable to common stockholders 38,251$ 71,833$ 43,894$ 13,784$ Less the after-tax effects of: Unrealized (losses)/gains on financial derivatives and hedging activities (6,480) 29,368 4,325 (30,930) Unrealized gains/(losses) on trading assets 1,038 (533) 200 2,246 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (9,457) (12,467) (7,266) (3,692) Net effects of settlements on agency forwards 103 573 856 (2,523) Lower of cost or fair value adjustments on loans held for sale - - (3,863) 5,776 Core earnings 53,047$ 54,892$ 49,642$ 42,907$ Less the after-tax effects of: Cash Management and Liquidity Initiative: Gains on securities sold, not yet purchased 24,070 - - - Interest expense related to securities purchased under agreements to resell and securities sold, not yet purchased (25,595) - - - Tax benefits related to cash management and liquidity initiative 12,961 - - - Sub-total 11,436 - - - Capital Structure Initiative: Net increase in preferred dividends due to pre- funding of preferred issuances in advance of calling the Farmer Mac II LLC preferred stock (6,318) - - - Core earnings excluding indicated items 47,929$ 54,892$ 49,642$ 42,907$ (in thousands) Reconciliation of Net Income to Core Earnings and Core Earnings Excluding Indicated Items Amounts for 2014 reflect the changes from the capital structure as of December 31, 2013, which consisted of $60.0 million of Series A preferred stock and $250 million of Farmer Mac II LLC preferred stock, in addition to common stock, additional paid-in capital, accumulated other comprehensive income, and retained earnings. The capital structure effects of pre-funding include the issuance of $150.0 million of preferred stock in 2014 and the purchase of $6.0 million of FALConS from certain holders on May 14, 2014. (1) (1)

Reconciliation of Net Income to Core Earnings and Core Earnings Excluding Indicated Items

	Core Earnings by Quarter Ended								
	Dec-14	Sep-14	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12
							(in thousands)		
Net income attributable to common stockholders	$ 5,647	$ 11,586	$ 20,205	$ 813	$ 12,485	$ 15,413	$ 27,745	$ 16,190	$ 9,601
Reconciling items (after-tax effects):									
Unrealized gains/(losses) on financial derivatives and hedging activities	(3,717)	2,685	(3,053)	(2,395)	8,003	4,632	11,021	5,712	4,719
Unrealized gains/(losses) on trading assets	679	(21)	(46)	426	(50)	(407)	(212)	136	1,778
Amortization of premiums/discounts and deferred gains on assets consolidated at fair value	(811)	(440)	(179)	(8,027)	(10,864)	(421)	(564)	(618)	(4,534)
Net effects of settlements on agency forwards	30	73	236	(176)	114	(158)	955	(338)	(102)
Lower of cost or fair value adjustments on loans held for sale	-	-	-	-	-	-	-	-	(3,863)
Core earnings	$ 9,526	$ 9,289	$ 23,247	$ 10,985	$ 15,282	$ 11,767	$ 16,545	$ 11,298	$ 11,603
Less the after-tax effects of:									
Cash Management and Liquidity Initiative:									
Unrealized gains on securities sold, not yet purchased	8,328	10,661	5,082	-	-	-	-	-	-
Interest expense related to securities purchased under agreements to resell and securities sold, not yet purchased	(8,863)	(11,646)	(5,086)	-	-	-	-	-	-
Tax benefits related to cash management and liquidity initiative	1,361	-	11,600	-	-	-	-	-	-
Sub-total	826	(985)	11,596	-	-	-	-	-	-
Capital Structure Initiative:									
Net increase in preferred dividends due to pre-funding of preferred issuances in advance of calling the Farmer Mac II LLC preferred stock(1)	(2,279)	(2,268)	(1,699)	(72)	-	-	-	-	-
Core earnings excluding indicated items	$ 10,979	$ 12,542	$ 13,350	$ 11,057	$ 15,282	$ 11,767	$ 16,545	$ 11,298	$ 11,603

(1)Amounts for 2014 reflect the changes from the capital structure as of December 31, 2013, which consisted of $60.0 million of Series A preferred stock and $250 million of Farmer Mac II LLC preferred stock, in addition to common stock, additional paid-in capital, accumulated other comprehensive income, and retained earnings. The capital structure effects of pre-funding include the issuance of $150.0 million of preferred stock in 2014 and the purchase of $6.0 million of FALConS from certain holders on May 14, 2014.

35

Historical Net Effective Spread

(dollars in thousands)

For the quarter ended:	Farm & Ranch Dollars	Farm & Ranch Yield	USDA Guarantees Dollars	USDA Guarantees Yield	Rural Utilities Dollars	Rural Utilities Yield	Institutional Credit Dollars	Institutional Credit Yield	Corporate Dollars	Corporate Yield	Net Effective Spread Dollars	Net Effective Spread Yield
December 31, 2014 [(1)]	$ 8,682	1.71%	$ 5,250	1.19%	$ 2,908	1.18%	$ 7,339	0.58%	$ 1,732	0.26%	$25,911	0.83%
September 30, 2014	8,207	1.68%	5,073	1.18%	2,890	1.16%	7,295	0.58%	3,773	0.59%	27,238	0.89%
June 30, 2014	7,820	1.64%	4,159	0.99%	2,953	1.16%	7,257	0.57%	4,160	0.57%	26,349	0.84%
March 31, 2014 [(2)]	7,114	1.53%	3,784	0.91%	1,990	0.73%	6,672	0.53%	4,142	0.56%	23,702	0.75%
December 31,2013 [(3)]	10,113	2.20%	4,022	0.97%	2,379	0.89%	6,210	0.49%	4,420	0.58%	27,144	0.85%
September 30, 2013	7,980	1.86%	4,505	1.09%	2,974	1.12%	6,205	0.49%	4,117	0.57%	25,781	0.83%
June 30, 2013	8,228	2.08%	4,508	1.12%	3,056	1.14%	5,977	0.48%	4,294	0.63%	26,063	0.87%
March 31, 2013	8,083	2.20%	4,694	1.17%	3,183	1.20%	5,863	0.50%	4,440	0.61%	26,263	0.90%
December 31, 2012	7,936	2.24%	4,718	1.21%	3,154	1.22%	5,970	0.52%	4,682	0.61%	26,460	0.91%

(1) On October 1, 2014, $78.5 million of preferred stock issued by CoBank was called, resulting in a loss of net effective spread of $2.1 million or 30 basis points in the corporate segment. The impact on consolidated net effective spread for fourth quarter 2014 was 7 basis points.

(2) First quarter 2014 includes the impact of spread compression in Rural Utilities line of business from the early refinancing of loans (41 basis points).

(3) Fourth quarter 2013 includes the impact in net effective spread in the Farm & Ranch line of business of one-time adjustments for recovered buyout interest and yield maintenance.

36

37 Regulatory/Congressional Oversight • SEC regulation under federal securities laws since initial charter • Subject to NYSE rules and regulations since 1999 • Regulated by the Farm Credit Administration (FCA) through its Office of Secondary Market Oversight (see www.fca.gov for more information) • Congressional oversight through Congressional committees – Agriculture-related committees in House and Senate

38 Number of Shares Class A Voting Common Stock • NYSE-traded “AGM.A” • Ownership restricted to Financial Institutions 1.0 million Class B Voting Common Stock • Not publicly traded • Ownership restricted to Farm Credit System institutions 0.5 million Class C Non-Voting Common Stock • NYSE-traded “AGM” • No ownership restrictions 9.4 million Three Common Equity Share Classes

39 Source: http://usda.mannlib.cornell.edu/MannUsda/viewDocumentInfo.do?documentID=1446 Agricultural Land Values Agricultural Land Values 0 500 1000 1500 2000 2500 3000 3500 4000 4500 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 A v er a g e V a lu e P er A cr e Cropland Values All Farm Real Estate

40 5% 10% 15% 20% 25% 30 yr. average 2014/5 Forecast as of 2/10/15 Source: USDA Farm Sector & Household Income Real Net Farm Income Debt-to-Asset Ratio 0 20 40 60 80 100 120 140 $Bil lio n s 10 yr. average Agricultural Income and Leverage • Agricultural sector used favorable conditions of last 10 years to reduce leverage • Net farm incomes moderating as a result of high global grain stocks and expense rigidity • Real 2015 net farm income is expected to be $67 billion